No

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2017

ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

001-33400 (Commission File Number)	87-0454148 (IRS Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   303-467-5236

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 0240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                                  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Drew M. Kelley as Chief Financial Officer

Effective November 27, 2017, Drew M. Kelley, interim Chief Executive Officer, has resigned as Chief Financial Officer of the Company.  Drew M. Kelley will continue to serve as interim Chief Executive Officer of the Company.

Appointment of R. Brian Knaley as Chief Financial Officer

Effective as of November 27, 2017, the Company has appointed Mr. R. Brian Knaley as Chief Financial Officer. Prior to joining the Company, Mr. Knaley was a Vice President and Corporate Controller at Spectranetics Corporation, a developer and manufacturer of single-use medical devices, from June 2016 to November 2017.   Prior to Spectranetics Corporation, Mr. Knaley was a Corporate Controller at Arcelormittal USA, a steel and mining company, from May 2012 to June 2016.  Prior to Arcelormittal USA, Mr. Knaley was a Vice President of Finance at Caterpillar Tunneling from September 2007 to May 2012.  Mr. Knaley holds a BA in Accounting from Thomas More College and a CPA license in the State of Ohio.

On November 28, 2017, ARC entered into an indemnification agreement (the “Indemnification Agreement”) with Mr. Knaley (the “Indemnitee”) in connection with Mr. Knaley’s appointment as Chief Executive Officer.  The Indemnification Agreement is substantially identical to the indemnification agreement entered into by the Company with its other directors and officers, and provides that the Company will indemnify the Indemnitee, to the fullest extent permitted by Utah law and the Company’s charter and subject to the limitations set forth in the Indemnification Agreement, from and against all judgments, fines, penalties, and amounts paid in settlements.

There are no family relationships between Mr. Knaley and any of the Company’s other directors or officers.

Mr. Knaley does not currently have a written compensation agreement with the Company or any of its subsidiaries. The Company and Mr. Knaley have agreed that Mr. Knaley will be paid $240,000 per annum.

Item. 9.01	Exhibits

(d)	The following exhibits are filed with this report:

Exhibit NumberDescription

99.1 Press Release dated November 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Febru
ARC Group Worldwide, Inc.
(Registrant)

Date: November 30, 2017	By:	/s/ Drew M. Kelley
Name: Drew M. Kelley
Title: Interim Chief Executive Officer